Exhibit 10.5

SECURITIES ASSIGNMENT AGREEMENT

This Securities Assignment Agreement is entered into as of February 12, 2021 (this “Assignment”) by and between Graf Acquisition LLC, a Delaware limited liability company (the “Seller”), and the party listed as Buyer on the signature page hereto (the “Buyer”).

WHEREAS, on the terms and subject to the conditions set forth in this Assignment, the Seller wishes to transfer and assign to the Buyer an aggregate of 7,187,500 shares of common stock, par value $0.0001 per share (the “Shares”), of Graf Acquisition Corp. II (formerly known as Graf Industrial Corp. II), a Delaware corporation (the “Company”), and the Buyer wishes to purchase and receive the Shares from the Seller.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Assignment, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Assignment of Shares. The Seller hereby transfers and assigns 7,187,500 Shares to the Buyer. The Buyer has paid to the Seller an aggregate amount of $25,000.00 (the “Purchase Price”) in consideration for the assignment of the Shares, or $0.003 per Share.

Section 2. No Conflicts. Each party represents and warrants that neither the execution and delivery of this Assignment by such party, nor the consummation or performance by such party of any of the transactions contemplated hereby, will, with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any agreement to which it is a party.

Section 3. Investment Representations. The Buyer represents, warrants, acknowledges and agrees as follows:

(a) The investment in the Shares involves certain significant risks. The Buyer has no need for liquidity in his investment in the Shares for the foreseeable future and is able to bear the risk of that investment for an indefinite period.

(b) The Buyer is an “accredited investor” as defined in Regulation D promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Act.

(c) The Shares will not be transferable under any circumstances unless registered by the Company in accordance with federal and state securities laws or sold in compliance with an exemption under such laws and such transfer complies with all applicable lock-up restrictions on the Buyer (as described in the Company’s registration statement on Form S-1, as amended (the “Registration Statement”), to be filed under the Securities Act of 1933, as amended (the “Act”), relating to an underwritten initial public offering by the Company (the “Public Offering”)). Any certificates evidencing the Shares bear a legend referring to the foregoing transfer restrictions.

(d) The Shares are being acquired solely for the Buyer’s own account, for investment purposes only, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the Buyer has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale, distribution, subdivision or fractionalization.

Section 4. Trust Account Waiver. In connection with the purchase of the Shares pursuant to this Assignment, except with respect to any shares of common stock the Company purchased by the Buyer in the Public Offering or in the aftermarket, the Buyer hereby waives any and all right, title, interest or claim of any kind in or to any distributions by the Company from the trust account which will be established for the benefit of the Company’s public stockholders and into which substantially all of the proceeds of the Public Offering will be deposited (the “Trust Account”). In no event will the Buyer have the right to redeem any Shares into funds held in the Trust Account.

Section 5. Miscellaneous. This Assignment, together with the certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter. This Assignment may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Assignment may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto. Except as otherwise provided herein, no party hereto may assign either this Assignment or any of its rights, interests, or obligations hereunder without the prior written approval of the other party. This Assignment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the state of New York, without giving effect to the conflict of law principles thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Assignment to be effective as of the date first set forth above.

SELLER:

GRAF ACQUISITION LLC

By:	/s/ James A. Graf

Name: James A. Graf
Title: Sole Managing Member

BUYER:

GRAF ACQUISITION PARTNERS LLC

By:	/s/ James A. Graf

Name: James A. Graf
Title: Sole Managing Member

[Signature Page to Securities Assignment Agreement]